Victory Portfolios II
VictoryShares Short-Term Bond ETF (USTB)
VictoryShares Core Intermediate Bond ETF (UITB)
Supplement dated November 25, 2025
to the Summary Prospectus and Prospectus each dated November 1, 2025
With respect to the VictoryShares Short-Term Bond ETF, the second sentence found under the “Principal Investment Strategy” section on page 1 of the Summary Prospectus and Prospectus is deleted and replaced with the following:
The effective duration of the Fund is generally within one year of that of the Bloomberg 1-3 Year Credit Index.
With respect to the VictoryShares Core Intermediate Bond ETF, the second sentence found under the “Principal Investment Strategy” section on page 1 of the Summary Prospectus and on page 8 of the Prospectus is deleted and replaced with the following:
The effective duration of the Fund is generally within two years of that of the Bloomberg U.S. Aggregate Index.
If you wish to obtain more information, please call the VictoryShares internal team at 800-539-FUND (800-539-3863).
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
34250-00-1125